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                                                           EXHIBIT 10 (s)






                    UNCONDITIONAL GUARANTY OF PERFORMANCE




        WHEREAS, BASIC AMERICAN MEDICAL PRODUCTS, INC., a Georgia corporation (hereinafter called "Basic American"), has acquired from SUPER SAGLESS, INC, a Delaware corporation (hereinafter called "Super Sagless"), certain assets from Super Sagless and in connection therewith Basic American and Super Sagless executed an Agreement for Purchase and Sale of Certain Assets, a Sublease Agreement and a Master Purchase and Supply Agreement and Basic American executed in favor of Super Sagless a promissory note in the principal amount of $687,979.13 and a Security Agreement relating to such promissory note (herein collectively referred to as the "Agreements"); and

        WHEREAS, in connection with the above-referenced transactions, the undersigned has agreed to execute a guaranty in the form hereof; and

        WHEREAS, upon delivery to Super Sagless of this guaranty, Super Sagless has agreed to forthwith release Gene J. Minotto from his personal guaranty to Super Sagless;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the undersigned, FUQUA ENTERPRISES, INC., a Delaware corporation (hereinafter called the "Guarantor"), agrees as follows:

        1. During the three-year period after the date hereof and only to the extent of $1,400,000 in the aggregate, Guarantor hereby unconditionally guarantees to Super Sagless that all covenants and agreements of Basic
American contained in the Agreements will be duly and promptly observed and performed. The three-year limitation period of this unconditional guaranty shall be extended with respect to any specific matter for which Guarantor shall have received a written claim and demand for payment hereunder prior to the expiration of such three-year period, but only with respect to such specific matter and only until such claim shall be resolved.

        2. The obligations of the Guarantor shall be performable upon demand of Super Sagless and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Agreements, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor; and the Guarantor hereby waives notice of acceptance of this Unconditional Guaranty of Performance (hereinafter the "Unconditional Guaranty") and of the incurring by Basic American of any of the obligations hereinbefore mentioned, all demand whatsoever, and all rights to require Super Sagless, whether by notice under O.C.G.A Section 10-7-24 (Ga. Code Ann. Section 103-205) or otherwise, to (a) proceed against Basic
American, or (b) pursue any other remedy it may now or hereafter have against Basic American.


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        3. The Guarantor hereby agrees that, at any time or from time to time, without notice to the Guarantor:

                        (A) The time for Basic American's performance of or
                compliance with any covenant or agreement contained in the Agreements may be extended or such performance or compliance may be waived; and

                        B) The Agreements may be modified or amended by Basic
                American and Super Sagless in any respects,

all without affecting the liability of the Guarantor.

        4. The Guarantor hereby acknowledges that the withdrawal from, or termination of, any ownership interest in Basic American by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

        5. The Guarantor expressly represents and acknowledges that the benefits to Basic American under the Agreements are and will be of direct economic interest, benefit and advantage to Guarantor.

        6. If this Unconditional Guaranty shall be placed in the hands of an attorney for collection or should it be collected by legal proceedings or through any probate or bankruptcy court, the Guarantor agrees to pay to Super Sagless reasonable attorneys' and collection fees.

        7. Until each and every one of the covenants and agreements of this Unconditional Guaranty are fully performed either by Basic American or by the Guarantor, the Guarantor's obligations hereunder shall not be released, in whole or in part, by any action or other matter which might, but for this provision of this instrument, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance or delay, or other act or omission of Super Sagless or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by Super Sagless whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, the Guarantor or by reason of any further dealings between Basic American and Super Sagless or any other guarantor, and the Guarantor hereby expressly waives and surrenders any defense to the liability of the Guarantor based upon any of the foregoing acts, omissions, things, agreements or waivers or any of them; it being the purpose and intent of the parties hereto that the covenants, agreements and all obligations under this Unconditional Guaranty are absolute, unconditional and irrevocable under any and all circumstances.

        8. Super Sagless is relying and is entitled to rely upon each and all of the provisions of this Unconditional Guaranty; and accordingly, if any provision or provisions of this instrument should be held to be invalid or ineffective, then all other provisions shall continue in full force and effect.


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        9. The Guarantor hereby agrees that in the event of the liquidation, bankruptcy or dissolution of Basic American this Unconditional Guaranty shall continue in full force and effect

        10. The obligations of the Guarantor hereunder are independent of the obligations of Basic American, and a separate action or actions for payment, damages or performance may be brought and prosecuted against the Guarantor whether or not any action is brought against Basic American, and whether or not notice be given or demand be made upon Basic American.

        11. This Unconditional Guaranty and all rights, obligations and liabilities arising hereunder shall be construed according to the laws of the State of Georgia. The Guarantor agrees that this Unconditional Guaranty is performable in Georgia and consents to the jurisdiction of the courts of such state.

        12. This Unconditional Guaranty and all rights, obligations and liabilities arising hereunder shall inure to the benefit of and be binding upon all of the successors and assigns of Guarantor and Super Sagless.


        IN WITNESS WHEREOF, this Unconditional Guaranty have been duly executed and sealed by the undersigned as of the 15th day of November, 1995.




Signed, sealed and deliv-                   FUQUA ENTEPRlSES, INC.
ered in the presence of:

/s/ John J. Huntz, Jr.                 By:   /s/ L. P. Klamon
------------------------                    --------------------------

Unofficial Witness                        Its:  President
                                                --------------------------
Pamela M. Pulisfer
-----------------------
Notary Public


My Commission Expires:

     7-21-1998
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